December 29, 2006.

PROSPECTUS

Mutual Fund Series of Financial Combustion
ASTRAL™ Equity Financial Combustion Fund
ASTRAL™ Ultra Equity Financial Combustion Fund
ASTRAL™ Large-Cap Financial Combustion Fund
ASTRAL™ Mid-Cap Financial Combustion Fund
ASTRAL™ Small-Cap Financial Combustion Fund

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

THE FUNDS

Risk/Return Summary	1
Investment Objectives of the Funds	1
Principal Investment Strategies of the Funds	1
Principal Risks of Investing in the Funds	2
Performance History	3
Fees and Expenses	3
Adviser Compensation	4
Additional Investment Strategies and Risk Considerations	5

MANAGEMENT OF THE FUNDS

The Adviser	6
Board of Trustees	7
Portfolio Manager	7

INVESTING IN THE FUNDS

Pricing of Fund Shares	7
Customer Identification Program	7
Purchase of Fund Shares	8
Redemption of Fund Shares	12
Additional Redemption Information	13
Dividends and Distributions	14

OTHER IMPORTANT INFORMATION

Tax Consequences	14
Distribution Arrangements	15
Privacy Policy	15
Where to Go For More Information	Back Cover

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  Astral Investments (the “Funds”) has not authorized others to provide additional information.  The Fund does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUNDS

RISK/RETURN SUMMARY

The ASTRAL INVESTMENTS TRUST, dba Astral Investments, is a mutual fund family that consists of  five different actively-managed U.S. equity funds (each a "Fund," collectively the "Funds").  The Funds' investment adviser is Crown Jewel Concepts, LLC (the "Adviser").   The Funds are:

1)  the ASTRAL™ Equity Financial Combustion Fund   (the “Equity Fund”),

2)  the ASTRAL™ Ultra Equity Financial Combustion Fund   (the “Ultra Fund”),

3)  the ASTRAL™ Large-Cap Financial Combustion Fund   (the “Large-Cap Fund”),

4)  the ASTRAL™ Mid-Cap Financial Combustion Fund   (the “Mid-Cap Fund”), and

5)  the ASTRAL™ Small-Cap Financial Combustion Fund   (the “Small-Cap Fund”).

INVESTMENT OBJECTIVE OF THE FUNDS

The investment objective of each Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

Investment Process

The Adviser selects each Fund's investments using its proprietary “Theory of Financial Combustion.”  The Adviser employs a systematic process to identify companies it believes are moving from ordinary to extra-ordinary.  In other words, from average returns to above average returns.  The Adviser defines this movement as “financial combustion.”  The Adviser's strategy is based on the belief that financial combustion will occur when a company has great products or services (as evidenced by increasing revenue and/or sales) followed by increased or increasing capital to expand the business (as evidenced by balance sheet and/or income statement).

The Adviser’s process for making “financial combustion” determinations involves systematically evaluating financial ratios from both the commercial banking environment and the investment industry environment.  By examining a company's financial statements, the Adviser can calculate commercial banking ratios, (e.g. debt-to-worth ratio and working capital-to-debt ratio).  The Adviser also examines the investment industry fundamental and technical ratios (e.g. for price value, earnings, revenues, margins, industry comparables, stock accumulation, sector position, technical strength, and supply/demand of stock) to evaluate the market’s interest or lack of interest in the company.  With this information, the Adviser ranks companies based on the highest to lowest probability of financial combustion occurring in each company.  The process uses both computer models and the practical experience of the portfolio manager as a commercial bank lending specialist.  Each Fund's portfolio may be over weighted in any sector  if the Adviser believes this will benefit the Fund’s performance.  Sectors are groups of industries, such as technology, energy or financial services.

Each Fund is actively managed, and the Adviser will consider selling a security if the price declines, fundamental or technical ratios (described above) deteriorate, or any other event occurs that the Adviser believes will likely have a long term negative impact on the price of the security.

1)  Equity Fund

The Fund invests primarily in U.S. companies, without regard to capitalization.   Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities (primarily common stock). The Fund will usually own 50 to 100 stocks.

ASTRAL -1-

2)  Ultra Fund

The Fund invests primarily in U.S. companies, without regard to capitalization.   Under normal circumstances, at least 80% of the Fund's net assets plus the amount of any borrowing for investment purposes will be invested in equity securities (primarily common stock). The Fund will usually own 50 to 100 stocks. The Fund differs from the other Financial Combustion Funds in one way. The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment. Borrowing for the purpose of investment is a speculative technique know as leverage that can increase the investment opportunities of the Fund.  The term "ultra" refers to the added dimension that the Fund's borrowing strategy brings to the portfolio compared to the Equity Fund.

3)  Large-Cap Fund

The Fund invests primarily in the common stock of large capitalization U.S. companies.  Under normal circumstances, at least 80% of the Fund's net assets will be invested in companies with a capitalization of at least $ 10 billion.  The capitalization parameters were determined by the Adviser.

4)  Mid-Cap Fund

The Fund invests primarily in the common stock of mid-capitalization U.S. companies.   Under normal circumstances, at least 80% of the Fund's net assets will be invested in companies with a capitalization of between $ 2 billion and $ 10 billion.  The capitalization parameters were determined by the Adviser.

5)  Small-Cap Fund

The Fund invests primarily in the common stock of small capitalization U.S. companies.   Under normal circumstances, at least 80% of the Fund's net assets will be invested in companies with a capitalization of less than $ 2 billion.  The capitalization parameters were determined by the Adviser.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

a.

Market Risk. ( All Funds 1-5 )  The biggest risk is that a Fund’s returns may vary and you could lose money. There is no guarantee that a Fund will achieve its investment objective.

b.

Business Risk. ( All Funds 1-5 )  The risk a company may go bankrupt, leaving its stock worthless. The Fund may invest in smaller companies that have higher risks than funds that invest solely in established companies.

c.

Asset Allocation Risk. ( All Funds 1-5 )  To the extent that the Adviser’s asset allocation strategy may fail to produce the intended result, a Fund’s return may suffer. Additionally, the active style of the Funds leads to dynamic (changing) asset allocation over time and represents a risk to investors who target specific (fixed) asset allocations.

d.

Borrowing Risks/Leverage. ( Fund  2 “Ultra Fund”  )  The Ultra Fund may borrow from banks to purchase securities, commonly known as “leverage.” Leveraging is a speculative technique that involves special risks. The Fund’s leveraged positions, which magnify market exposure, may move against the fund and result in higher-than-expected losses.  If the interest on the borrowing approaches the return on the investment after expenses, the benefit of borrowing will be reduced, and if the interest on the borrowing exceeds the return on the investment after expenses, the Fund will realize a lower rate of return than if the Fund was not leveraged.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

e.

Defensive Measures. ( All Funds 1-5 )  Each Fund may invest up to 100% of its assets in cash, money market instruments (including money funds) and short-term investments as a defensive measure in response to adverse market conditions. During these periods, a Fund may not achieve its investment objective.

f.

Equity Securities Risks. ( All Funds 1-5 )   Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of a Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Common stocks are subordinate to preferred stocks in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.

ASTRAL -2-

g.

Sector Risk. ( All Funds 1-5 )  Each Fund may invest a significant portion of its assets in a particular market sector. To the extent a Fund invests in a particular market sector, adverse events may occur that significantly affect that sector. Therefore, a Fund’s share value may at times decrease at a faster rate than the share value of a fund with investments in many sectors.

h.

Management Risk. ( All Funds 1-5 )  A strategy used by the Adviser may fail to produce the intended result. The Funds are designed for long-term investors who believe that it is appropriate for the Adviser to have flexibility to actively manage each Fund's portfolio. The Adviser has no experience managing a mutual fund.  This lack of experience may result in recommendations of securities that cause the Funds to under-perform or lose money.

i.

Market Risks. ( All Funds 1-5 )  The risk associated with daily, monthly, or even yearly fluctuations in securities prices, particularly the risk of loss from a sudden, steep market decline. A risk for all funds, though equity funds have more exposure to it.  In addition to the risks associated with individual security selection, the values of a security or securities may go up or down based on the relevant market. The Adviser also believes that most investments are subject to the behavioral and psychological risks created by investors in the securities markets. The Adviser believes that the behavior and psychology of investors allow investments to be priced beyond the rational explanations that market history, asset pricing models or technical or fundamental analysis can provide. The risk to an investment’s price caused from the actions and behavior of investors individually or in mass is behavioral and psychological risk.

j.

Smaller Company Risks. (Funds 4 and 5 "Mid-Cap Fund" "Small-Cap Fund" ).  To the extent a Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than do larger companies.  The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience. Although the Mid-Cap Fund invests in smaller companies and therefore is subject to these risks, they are most significant for the Small Cap Fund.

PERFORMANCE INFORMATION

The Funds are new and do not have a full calendar year of operations. Accordingly, the bar charts and tables showing the Funds’ annual returns and average annual total returns are not included.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds:

	Shareholder Fees for the Funds (fees paid directly from your investment)
Maximum Sales Charge(Load)Imposed On Purchases (as a percentage of offering price)			None
Redemption Fee (as a % of amount redeemed )			None

Annual Fund Operating Expenses for the Funds (expenses that are deducted from Fund assets)
		Equity Fund	Ultra Fund
Management Fee (1)		2.95% (1)	2.95% (1)
Distribution and/or Service (12b-1) Fees		0.00%	0.00%
Other Expenses(2)		0.00% (1)	0.30% (1)
Total Annual Fund Operating Expenses		2.95%	2.95%
Annual Fund Operating Expenses for the Funds (expenses that are deducted from Fund assets)

	Small-Cap Fund	Mid-Cap Fund	Large-Cap Fund
Management Fee (1)	2.95% (1)	2.95% (1)	2.95% (1)
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses(2)	0.0% (1)	0.00% (1)	0.00% (1)
Total Annual Fund Operating Expenses	3.25%	2.95%	2.95%

ASTRAL -3-

Example:  This example shows you the expenses you may pay over time by investing in each of the Funds.  Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in a Fund for the periods shown;

     (2)  You reinvest all dividends and distributions;

     (3)  You redeem all of your shares at the end of those periods;

     (4)  You earn a 5% return each year; and

     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

	1 Year	3 Years
Equity Financial Combustion Fund	$298	$913
Ultra Equity Financial Combustion Fund	$328	$1,001
Large-Cap Financial Combustion Fund	$298	$913
Mid-Cap Financial Combustion Fund	$298	$913
Small-Cap Financial Combustion Fund	$298	$913

(1) The Adviser has contractually agreed to pay all operating expenses of the Funds except taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses.  The Adviser is not entitled to be reimbursed for any such payments. Each Fund’s “Total Annual Operating Expenses” may exceed 2.95% to the extent that a Fund incurs taxes, borrowing expenses, brokerage commissions and extraordinary expenses.  Some of these expenses would be reflected in “Other Expenses” and “Total Annual Operating Expenses” if incurred.  The Adviser receives a variable performance-based advisory fee, which is described on page __.  The maximum performance adjustment rate is 2.40% if the Adviser is entitled to the full performance adjustment.

(2) Because the Funds are new funds, "Other Expenses" are based on estimated amounts for the current fiscal year. The Funds do not expect to incur any “Other Expenses” during the first year of operations, other than interest expenses for the Ultra Fund.

ADVISER COMPENSATION

As full compensation for the investment advisory services provided to each Fund, the Adviser receives monthly compensation in the form of a variable performance-based advisory fee ("Variable Advisory Fee").

STRUCTURE OF THE VARIABLE ADVISORY FEE

Each Fund's advisory fee is comprised of an annual base rate of 2.95% of average daily net assets ("Pivot Fee"), subject to a performance adjustment, in accordance with a rate schedule. The performance adjustment either increases or decreases the advisory fee, depending on how well the Fund has performed relative to the performance of a specific broad-based, unmanaged index over a performance period.  The performance period is the most recent 12 month period (rolling 12 month period). The Pivot Fee is accrued daily at the annual rate of 2.95% of the average daily net assets of the Fund during each month, and is payable as of the first business day of the succeeding month.

ASTRAL -4-

Each Fund's benchmark index is as follows:

Equity Financial Combustion Fund	Dow Jones Wilshire 5000 (full cap) Index
Ultra Equity Financial Combustion Fund	Dow Jones Wilshire 5000 (full cap) Index
Large-Cap Financial Combustion Fund	S&P 500 Index
Mid-Cap Financial Combustion Fund	S&P 400 Index
Small-Cap Financial Combustion Fund	S&P 600 Index

CALCULATION OF THE VARIABLE ADVISORY FEE

The advisory fee will be the Pivot Fee (i.e., there will be no performance adjustment) if the Fund’s performance is within positive or negative 2.00% (two percentage points) of the investment record of the relevant index over the performance period.  If the difference between a Fund’s performance and the investment record of the relevant index exceeds two percentage points, the fee will be adjusted either up or down based upon a performance adjustment rate that varies at a rate of 0.01% for each increment of 0.05% of differential performance over two percentage points.  The maximum annualized performance adjustment rate is plus or minus 2.40% (which would result from a performance differential of 14 percentage points or more between the Fund’s performance and the investment record of the relevant index). The rate calculated is applicable to the last month of the performance period and it is subject to recalculation for the following month.  Each fund's performance adjustment is calculated each day of the last month of the performance period by multiplying the applicable performance adjustment rate by the Fund’s average daily net assets over the performance period and dividing the result by the number of days in the year.

Because the performance adjustment is calculated based on the average daily net assets over a 12 month period, the amount of the performance adjustment may be more or less than if the performance adjustment rate were applied to the average daily net assets over the last month of the period.  The Pivot Fee is calculated over the last month of the period, and thus the 2.95% rate for the pivot fee is applied against a different net asset value than that against which the performance adjustment rate is applied.  As a result, in periods of declining Fund net assets and negative performance relative to the relevant index, it is possible that the Adviser might owe a Fund money.  In addition, because the performance adjust rate is based on performance over a 12 month period, it is possible that the performance adjustment may be positive even though the more recent Fund performance is negative relative to the relevant index,  Also, because the determination of the performance adjustment rate is based on a Fund's performance relative to the relevant index, it is possible that the Adviser will receive a positive performance adjustment even if the Fund has negative performance (it loses money) over the 12 month performance period.

For purposes of comparing a Fund’s performance to the investment record of the relevant index, the Fund’s performance already reflects any performance adjustments made during the performance period.  Thus, when a Fund outperforms the relevant index, shareholders will receive a total return that represents the full amount of the outperformance.  Further, the total return to shareholders will be significant relative to the performance adjustment because the performance adjustment rate will be a small percentage of the overperformance (expressed in percentage points).  For example, assuming you hold your investment in a Fund through an entire performance period and the Fund’s performance during the period exceeds the investment record of the relevant index by 14 percentage points or more, your total return over the period (after performance adjustment) will be at least 14 percentage points better than the investment record of the relevant index, and the performance adjustment rate will be no more than 2.40%.

PAYMENT OF THE VARIABLE ADVISORY FEE DURING THE FUND’S FIRST YEAR

During the first full 12 calendar  months  immediately following  the effective  date  of  the  Trust's  registration   statement  ("Initial Period"),  the Adviser  shall be entitled to receive  only the Pivot Fee.  The  Adviser  will be  entitled  to  receive  a Performance  Fee only after  completion  of the  Initial  Period.  The purpose of suspending payment of the Performance Fee during the Initial Period is to establish a performance record for the Fund on which the Performance Fee is later calculated.

ASTRAL -5-

ADDITIONAL INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVE OF THE FUNDS

The investment objective of each Fund is long-term capital appreciation.  The Board of Trustees may change an objective without shareholder approval.  If a Fund objective is changes, or if a Fund's policy to invest 80% of its net assets in a particular security changes, shareholders will be given 60 days advance notice.  The Board does not anticipate making any change to the Fund's objective.

SUITABILITY

The Fund is suitable for investors seeking long term capital appreciation who are comfortable with market risks associated with equities. Like other core equity investment strategies, there can be no assurance that the strategy employed will work in a particular time frame.

PORTFOLIO TURNOVER

Portfolio securities are sold whenever the Advisor believes it appropriate, regardless of how long the securities have been held.  Each Fund’s investment program emphasizes active portfolio management intended to accomplish a long-term objective, however the Advisor does not expect portfolio turnover of the Funds to exceed 100% per year.  Portfolio turnover generally involves some expense to the Fund, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders.

TEMPORARY  INVESTMENTS

From time to time, a Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions.  For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements.  If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.  The Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PORTFOLIO HOLDINGS

A description of the Funds' policies regarding disclosure of the securities in each Fund’s portfolio is found in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

THE ADVISER

Crown Jewel Concepts, LLC, with principal office at 20550 Maxim Parkway, Orlando, Florida 32833, acts as the investment adviser to the Fund and generally administers the affairs of the Trust. Subject to the direction and control of the Board of Trustees, the Adviser selects the stocks and arranges for the purchase and sale of all securities held in the portfolio of the Fund.  The Adviser is a registered investment adviser organized in 2006 and is majority-owned by John R. Jones, Jr., its portfolio manager. The Fund is the first registered investment company to be advised by the Adviser. The discussion regarding the basis of the Board of Trustees' approval of the investment

ASTRAL -6-

advisory agreement with Crown Jewel Concepts, LLC. will appear in the Funds' first report to shareholders, which is expected to cover the fiscal period ending [May 31, 2007].

Adviser compensation is described above under the heading "Advisory compensation." For each Fund's first fiscal year, the Adviser is entitled to receive a fee equal to 2.95% of the average daily net assets of the Fund.

The Adviser may, at its discretion and out of its own funds, compensate third parties for the sale and marketing of the Funds and for providing services to shareholders.  It may also use its own funds to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

BOARD OF TRUSTEES

Each of the Funds is a series of the Trust, an open-end management investment company which was organized as a Ohio business trust on September 23, 2006. The Trustees supervise the operations of the Funds according to applicable state and federal law, and are responsible for the overall management of the Funds' business affairs.

PORTFOLIO MANAGER

John R. Jones, Jr. is each Fund’s portfolio manager and has day-to-day responsibility for the management of each Fund’s portfolio. He is currently the managing member of the Adviser (Crown Jewel Concepts, LLC).  He is also CFO of Capstone Golf, a privately owned golf course management company located in St. Augustine, Florida. Prior to founding the Adviser in 2006, Mr. Jones was President of First Georgia Banking Company from 2003-2005. Also during that time, Mr. Jones was co-manager of Dynamic Equity Partners, LLC. from 2003-2006. From 1998 – 2003, Mr. Jones held positions of President and Executive Vice-President at Regions Bank. Mr. Jones was Vice-President of commercial loans at WGNB from 1990 – 1998. Mr. Jones is co-founder and director of Judicial Correction Services, a leading provider of probation and house-arrest services. He holds a B.S. in Mathematics from Auburn University in Auburn, Alabama and a Graduate Degree in Finance from The Banking School of the South at Louisiana State University in Baton Rouge, LA. Mr. Jones also has a Graduate Degree in Commercial Lending from the ABA Banking School at University of Oklahoma in Norman, OK.

INVESTING IN THE FUNDS

PRICING OF FUND SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund’s net asset value (“NAV”).  The NAV is calculated by taking the total value of a Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value  =   Total Assets - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m.  Eastern time) every day the Exchange is open.  All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s Transfer Agent, Mutual Shareholder Services.  Your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day’s NAV.  The Fund's assets are generally valued at their market value.  If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value the Fund's assets at their fair value according to policies approved by, and subject to supervision by, the Fund's Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser will need to price the security using the Fund's fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Fair valuation of a Fund's portfolio securities can serve to

ASTRAL -7-

reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.   The Fund may use pricing services to determine market value.

CUSTOMER IDENTIFICATION PROGRAM

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

PURCHASE OF FUND SHARES

You may purchase shares directly through the Fund’s Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares.   Purchases will be executed at the NAV next calculated upon receipt of the purchase order by the Fund’s Transfer Agent or by a brokerage firm or other financial institution authorized to sell Fund shares.  If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application).  To request an application, call toll-free 1-800-595-3166. Your initial investment minimum can be found in the table below.  The Fund  reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

The investment adviser (not the Fund) may out of its own resources pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. Your financial institution is responsible for transmitting your order in a timely manner.

MINIMUM INVESTMENTS

The minimum investment amount is as follows:

Initial Investment	Automatic Investment Program	Subsequent Investment
$ 2,000	$ 100	$ 100

*An Automatic Investment Plan requires a $100 minimum automatic monthly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash, credit cards or third party checks will be accepted.  A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment or closed account.  If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled as a result, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in

ASTRAL -8-

the value of the canceled purchase, and the Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.  Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

MARKET TIMING

The Funds discourage market timing and do not accommodate frequent purchases and redemptions.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Funds that indicates market timing or trading that it determines is abusive.  This policy applies to all Fund shareholders.  While the Funds attempt to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called "omnibus accounts" include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.  If market timing in an omnibus account is suspected, the Funds will investigate the circumstances.  If market timing is found, the Funds will terminate the omnibus relationship unless the intermediary can demonstrate that it has implemented controls reasonably designed to prevent further market timing.  The Funds may invest in foreign securities and small to mid capitalization companies, and therefore may have additional risks associated with market timing. Because the Funds may invest in securities that are, among other things, priced on foreign exchanges, thinly traded, traded infrequently or relatively illiquid, each Fund has the risk that the current market price for the securities may not accurately reflect current market values. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

TYPES OF ACCOUNT OWNERSHIP

You can establish the following types of accounts by completing a Shareholder Account Application:

•   Individual or Joint Ownership - Individual accounts are owned by one person.  Joint accounts have two or more owners.

•   A Gift or Transfer to Minor (UGMA or UTMA) - A UGMA/UTMA account is a custodial account managed for the benefit of a minor.  To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

•   Trust - An established trust can open an account.  The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

•   Business Accounts - Corporation and partnerships may also open an account.  The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

•   IRA Accounts - See “Tax-Deferred Plans” below.

ASTRAL -9-

INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT

TO OPEN AN ACCOUNT BY MAIL	TO ADD TO AN ACCOUNT BY MAIL

Complete and sign the Shareholder Application or an IRA Application

Make your check payable to Astral Investments.

• For IRA accounts, please specify the year for which the contribution is made.

Mail the slip and the check to:

Astral Investments

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Complete the investment slip that is included with your account statement, and write your account number on your check.  If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail the slip and the check to:

Astral Investments

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

TO OPEN AN ACCOUNT BY WIRE	TO ADD TO AN ACCOUNT BY WIRE

Call 1-800-595-3166 for instructions to obtain an investor account number or an IRA account number prior to wiring to the Fund.

Send your investment to US Bank N.A.

with these instructions:

•

US Bank N.A.

•

ABA #

•

DDA #

•

Account of Astral Investments

•

Further Credit to:     Account Name (shareholder name) and         include   Social Security Number or Tax ID

•

Shareholder Account Number

Send your investment to US Bank N.A. by following the instructions listed below:

•

US Bank N.A.

•

ABA #

•

DDA #

•

Account of Astral Investments

•

Further Credit to:     Account Name (shareholder name) and         include   Social Security Number or Tax ID

•

Shareholder Account Number

TELEPHONE AND WIRE TRANSACTIONS

With respect to all transactions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.  If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption.  In any instance where the Fund’s Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the Transfer Agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you.  The account number must be included in the wiring instructions as set forth on the previous page.  The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information.

ASTRAL -10-

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions.  If the Transfer Agent is notified no later than 3:00 p.m.  Eastern time of the wire instructions, and the wired funds are received by the Transfer Agent no later than 4:00 p.m.  Eastern time, then the shares purchased will be priced at the NAV determined on that business day.  If the wire is not received by 4:00 p.m.  Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

TAX-DEFERRED PLANS

If you are eligible, you may set up one or more tax-deferred accounts.  A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes.  A contribution to certain of these plans may also be tax deductible.  Tax-deferred accounts include retirement plans described below.  Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose.  Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

US Bank N.A., serves as the custodian for the tax-deferred accounts offered by the Fund.  You may be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund.  You may pay the fee by check or have it automatically deducted from your account (usually in December).  The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

TYPES OF TAX-DEFERRED ACCOUNTS

•  Traditional IRA - An individual retirement account.  Your contribution may or may not be deductible depending on your circumstances.  Assets can grow tax-deferred and distributions are taxable as income.

•  Roth IRA - An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•  Coverdale IRA - An individual education account.  Your contribution may or may not be deductible depending on your circumstances.  Assets can grow tax-deferred and distributions are taxable as income.

•   Spousal IRA - An IRA funded by a working spouse in the name of a non-earning spouse.

•   SEP-IRA - An individual retirement account funded by employer contributions.  Your assets grow tax-deferred and distributions are taxable as income.

•   Keogh or Profit Sharing Plans - These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $35,000 for each person covered by the plans.

•  403(b) Plans - An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

•   401(k) Plans - Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis.  These accounts need to be established by the trustee of the plan.

AUTOMATIC INVESTMENT PLANS

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account.  Your initial investment minimum is $2,000 if you select this option.  Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies.  These plans enable a shareholder to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund. The Automatic Investment Plan is for making automatic investments from a designated bank account while Payroll Direct Deposit Plan is for making automatic investments from your payroll check.

DIVIDEND REINVESTMENT

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

ASTRAL -11-

REDEMPTION OF FUND SHARES

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading.  Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the Transfer Agent.  The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale.  Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request.  The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days from the date of purchase.  This procedure is intended to protect the Fund and its shareholders from loss.  If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

By Mail

Write a letter of instruction that includes:

•

The names(s) and signature(s) of all account owners.

•

Your account number.

•

The dollar or share amount you want to sell.

•

Where to send the proceeds.

•

If redeeming from your IRA, please note applicable withholding requirements.

•

Obtain a signature guarantee or other documentation, if required.

Mail your request to:

Astral Investments

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

By Telephone

• You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option.  Otherwise, you may redeem Fund shares by calling 1-800-595-3166.  Redemption proceeds will only be mailed to your address of record.

• You may only redeem a maximum of $25,000 per day by telephone.

By overnight courier, send to:

Astral Investments
c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

• Following an address change, you will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days.

• Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-800-595-3166.

ASTRAL -12-

ADDITIONAL REDEMPTION INFORMATION

Signature guarantees – Signature guarantees are designed to protect both you and the Fund from fraud.  A signature guarantee of each owner is required to redeem shares in the following situations:

•

If you change ownership on your account.

•

If you request the redemption proceeds to be sent to a different address than that registered on the account.

•

If the proceeds are to be made payable to someone other than the account’s owner(s).

•

If a change of address request has been received by the Transfer Agent within the last 15 days.

•

If you wish to redeem $25,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange.  Call your financial institution to see if they have the ability to guarantee a signature.  A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law.  For more information pertaining to signature guarantees, please call 1-800-595-3166.

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-800-595-3166 to determine what additional documents are required.

ADDRESS CHANGES

To change the address on your account, call the Transfer Agent at 1-800-595-3166 or send a written request signed by all account owners.  Include the account number(s) and name(s) on the account and both the old and new addresses.  Certain options may be suspended for a period of 15 days following an address change.

TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required.  In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-800-595-3166 to determine what additional documents are required.

REDEMPTION INITIATED BY THE FUND

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $2,000.  After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days.  If your account balance is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds.  This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts.  The right of redemption by the Fund will not apply if the value of your account balance falls below $2,000 because of market performance.  All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

ASTRAL -13-

SHAREHOLDER COMMUNICATIONS

Account Statements - Every quarter, shareholders of the Fund will automatically receive regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations - Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings - Financial reports will be sent at least semiannually.  Annual reports will include audited financial statements.  To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains.  You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash.  Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Transfer Agent at 1-800-595-3166 or send a written notification to:

ASTRAL Investments

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Redemption in Kind - The Fund intends to make payments for all redemptions in cash, however, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Adviser (under the supervision of the Board of Trustees). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after the redemption.  The securities may or may not be liquid, and shareholders will bear the market risks associated with the security until it is converted into cash.  If the securities are illiquid, it may take some time to sell the securities, which subjects the shareholder to even greater market risk, and the shareholders could incur registration costs in conjunction with the sale of the securities.

OTHER IMPORTANT INFORMATION

TAX CONSEQUENCES

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account).  Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income. Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund. Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss.  The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held. The Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares.  In addition to federal taxes, you may be subject to state and local taxes on distributions.

The Adviser anticipates that the Fund’s distributions will consist primarily of capital gains.  Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

ASTRAL -14-

DISTRIBUTION ARRANGEMENTS

Distribution - As a shareholder, you are entitled to your share of the Fund’s income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the Fund earns from is holdings and interest it receives from its money market and bond investments. Capital gains are realized when the Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the Fund held the securities for less than or more than one year. When a fund makes a distribution to its shareholders, the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.

Buying a Dividend - If you purchase shares of the Fund just before it makes a distribution, you will pay the full price for the shares and then receive a portion back in the form of a taxable distribution. This is referred to as “buying a dividend”. In order to avoid paying unnecessary taxes as a result of the distribution, check the Fund’s distribution schedule before you invest.

ASTRAL -15-

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

ASTRAL -16-

WHERE TO GO FOR MORE INFORMATION

For shareholder inquiries please, call toll-free in the U.S. at 1-800-595-3166. You will also find more information about the Fund on our website at www.astralinvestments.com or in the following documents:

Statement of Additional Information

The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.  There are three ways to get a copy of these documents.

1. Call or write for one, and a copy will be sent without charge.

Astral Investments c/o Mutual Shareholder Services

    8000 Town Centre Drive, Suite 400

    Broadview Heights, Ohio 44147

1-800-595-3166

2.   Write the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference Room, 100 F Street NE, Washington D.C. 20549-5009. Information on the operation of the Public Reference Room may be obtained by calling the number below.

Public Reference Section of the SEC, Washington D.C. 20549-0102 …..  Phone  (1-202-555-8090)

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

3.  Go to the SEC's website (www.sec.gov) and download a text-only version.

Astral Investments   SEC file number 811-21968

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Adviser.  This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

Mutual Fund Series of Financial Combustion
1) the ASTRAL™ Equity Financial Combustion Fund,
2) the ASTRAL™ Ultra Equity Financial Combustion Fund,
3) the ASTRAL™ Large-Cap Financial Combustion Fund,
4) the ASTRAL™ Mid-Cap Financial Combustion Fund,
5) the ASTRAL™ Small-Cap Financial Combustion Fund.

STATEMENT OF ADDITIONAL INFORMATION

December 29, 2006

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus of the Astral Investments dated December 29, 2006.  A free copy of the Prospectus can be obtained by writing the transfer agent at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by calling 1-800-595-4866.  The Fund's prospectus is incorporated by reference in this SAI.

TABLE OF CONTENTS

THE FUNDS	1
About the Funds	1
Investment Restrictions	1
Additional Information About the Funds' Investments	3

MANAGEMENT OF THE FUNDS	12
Board of Trustees	12
Code of Ethics	14
Control Persons and Principal Holders of Securities	15
Investment Advisory and Other Services	15

OTHER IMPORTANT INFORMATION	18
Brokerage Allocation and Other Practices	18
Disclosure of Portfolio Holdings	18
Determination of Share Price	19
Redemption In-Kind	19
Taxation Consequences	19
Proxy Voting Policies	20
Financial Statements	21

THE FUNDS

ABOUT THE FUNDS

The Equity Financial Combustion Fund ™, Ultra Equity Financial Combustion Fund ™, Large-Cap Financial Combustion Fund ™, Mid-Cap Financial Combustion Fund ™, and Small-Cap Financial Combustion Fund ™ (the "Funds") were organized as diversified series of Astral Investments Trust dba Astral Investments (the "Trust") on October 1, 2006 and commenced operations on January ___, 2007. The Trust, an open-end, diversified management investment company, commonly called a mutual fund, established under the laws of Ohio by an Agreement and Declaration of Trust dated October 1, 2006 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The above Funds are currently the only series authorized by the Trustees. The investment adviser to the Funds is Crown Jewel Concepts, LLC. (the "Adviser").

The Funds do not issue share certificates.  All shares are held in non-certificated form registered on the books of the Funds and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Funds have equal voting rights and liquidation rights.  The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected.  All shares of a Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

Prior to the public offering of the Funds, the Adviser purchased all of the outstanding shares of each Fund and may be deemed to control each Fund.  As the controlling shareholder, the Adviser could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the management agreement with the Adviser.

For information concerning the purchase and redemption of shares of the Funds, see "Purchase of Fund Shares" and "Redemption of Fund Shares" in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and "Pricing of Fund Shares" in this SAI.

The Adviser retains the right to use the name "Astral Investments" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Astral Investments" or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

INVESTMENT RESTRICTIONS

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  Each Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; and/or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

ASTRAL -1-

2.  Senior Securities.  Each Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  Each Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  Each Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  Each Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  Each Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  A Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  Each Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above or the policy on illiquid investments set forth in paragraph 4 below.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.  No Fund may pledge more than one-third of its total assets in conjunction with such permitted investment techniques.

2.  Borrowing.  The Ultra Equity Financial Combustion Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.  The remaining Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.  Margin Purchases.  Each Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or  futures contracts.

4.  Illiquid Investments.  Each Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.  80% Investment Policy.  Each Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in a particular type of security, which is described in the prospectus.  Shareholders of each Fund will be provided with at least 60 days' prior notice of any change in the Fund's policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder. The Adviser, subject to the approval of the Board of Trustees, may change the definitions of small, mid and large capitalization companies, as well as the definition of equity security.  Shareholders will be notified of any such change.

6. Control Transactions.  The Funds will not invest in other companies for the purpose of exercising control or management.

ASTRAL -2-

7. Securities Lending.  The Funds will not lend portfolio securities  until further notice.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Risk/Return Summary in the Prospectus.  Additional non-principal strategies and risks also are discussed here.  All disclosure relates to non-principal strategies unless specifically identified as such.

Certificates of Deposit and Bankers’ Acceptances

Each Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

Each Fund may invest up to 10% of its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Fund generally will purchase shares of closed-end funds only in the secondary market. Each Fund will incur normal brokerage costs on such purchases similar to the expenses each Fund would incur for the purchase of securities of any other type of issuer in the secondary market. Each Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if each Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Each Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by each Fund will ever decrease. In fact, it is possible that this market discount may increase and each Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of each Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by each Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by each Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. Each Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

ASTRAL -3-

Commercial Paper

Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Each Fund may invest in convertible securities rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality.  Securities rated BBB or Baa have speculative characteristics.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality.  Securities rated BBB or Baa have speculative characteristics.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Funds may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts

Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Each Fund may purchase ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

ASTRAL -4-

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation, and investing in common stock is a principal strategy of the Funds.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of a Fund will fluctuate.  Securities in a Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

Each Fund may invest up to 20% of its  assets in exchange-traded funds ("ETFs").  ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS,SM  Nasdaq-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 50 and streetTRACKS.  Additionally, the Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM ("S&P 500 Index").  SPDRs trade on the American Stock Exchange ("AMEX") under the symbol SPY.  The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust  that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index.  The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA.  QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasadaq 100 Index by holding shares of all the companies on the Index.  Shares trade on the AMEX under the symbol QQQ.  The iShares are managed by Barclays Global Investors, N.A. ("Barlcays").  They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Lehman Brothers U.S. Aggregate Index and the Lehman 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country.  Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index.  Barclays, the sole U.S. provider of fixed income ETFs, offers six iShares fixed income ETFs that track a particular Lehman Brothers' bond index.  ETFS (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above.  Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investment companies, see "Investments in Other Investment Companies" below.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which each Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A Fund may redeem creation units for the underlying  securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund's Adviser believes it is in the Fund's interest to do so.  A Fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by the Portfolio in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Funds believe that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would

ASTRAL -5-

be available for investment at that time.  To the extent a Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Foreign Securities

Foreign securities are considered for purchase only if they are trading in domestic markets through an American Depositary Receipt (ADR). Purchases of foreign equity securities entail certain risks.   For example, there may be less information publicly available about a foreign company then about a U.S.  Company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.   Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing  contractual obligations,  delays  in  settlement  of securities transactions and  greater  price  volatility.   In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. Each Fund may invest in futures contracts only to the extent it could invest in the underlying instrument directly.

The Funds may engage in futures transactions for hedging purposes only.  This means that a Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as a Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of a Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, a Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although a Fund may believe that the use of such contracts will benefit the Fund, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities

ASTRAL -6-

from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the   rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of a Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•

Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and

•

Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if a Fund "covers" a long position. For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

ASTRAL -7-

Liquidity Impact of Margin and SEC Segregation Requirements

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, a Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund's operations.  Accordingly, neither Fund is not subject to registration or regulation as a commodity pool operator.

Illiquid and Restricted Securities

The Funds may invest up to 15% of their net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. Each Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. Each Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust's Board, the Funds’ Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of each Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Funds may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

ASTRAL -8-

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

Each Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. Each Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and each Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, a Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, a Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

Options

The Funds may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolios and to generate income or gain for the Funds.  The ability of each Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  Each Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Each Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by a Fund (and involved in the options) on each Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which a Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of  liquid debt obligations equal to the market value of the option, marked to market daily.  When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset

ASTRAL -9-

or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When a Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, a Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. A Fund maintains the segregated account so long as it is obligated as the seller. The obligation of a Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  A Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. A Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although a Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon a Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

Each Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  A Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of a Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit a Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

A Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  Each Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, a Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, a Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to a Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to a Fund.

Repurchase Agreements

Each Fund may invest up to 15% of its total assets in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.  However, each Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which each Fund engages in repurchase transactions.  Each Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

Each Fund enter may into reverse repurchase transactions.  In a reverse repurchase transaction, a Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  A Fund retains record ownership of the securities and the right to receive interest and principal payments.  Each Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, a Fund could experience both delays in repurchasing the portfolio securities and losses.  Each Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

ASTRAL -10-

Reverse purchase transactions are considered by the SEC to be borrowings by a Fund under the Investment Company Act of 1940, as amended.  At the time a Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest).  Each Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to a Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

Short Sales

Each Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which a Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  A Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which a Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, a Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  A Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until a Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit a Fund's potential loss on a short sale, which is unlimited.

A Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses a Fund may be required to pay in connection with the short sale.   There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

Time Deposits and Variable Rate Notes

Each Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which each Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit each Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between each Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Each Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between each Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Funds’ Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to each Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Funds may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National

ASTRAL -11-

Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund's investments in U.S. Government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to a Fund.  Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser's anticipated price within the life of the warrant.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of December 29, 2006, the Funds are the only series in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of each Fund.

 “Non-Interested” Trustees

Name, Address and Age[1]	Position Held	Year First Elected a Trustee and/or Officer of the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Steve R. Adams Y.O.B. 1952	Trustee	2006	Owner/ President, W.G.A. Ambulance (1975-Present) (ambulance); President/ CEO, Southeastrans, Inc. (2000- Present) (managed care transportation broker for the state); Managing Partner, House of Fitness, LLC (2003-Present) (gym)	5
Walter D. Duke 107 Executive Dr. Carrollton, GA 30117 Y.O.B. 1943	Trustee	2006	Self-Employed Tax Consultant (1972-Present)	5	First Georgia Banking Co. (Board Member)
William R. Haley, Jr.* 10865 Dogwood Dr. Citronelle, AL 36522 Y.O.B. 1938	Trustee and Chairman	2006	Retired; Executive Vice President, First Community Bank (1996-2003)	5	None
E. Ricky Newbern Y.O.B. 1966	Trustee	2006	Commercial Real Estate Developer, BB&R Development Co. (2000-Present)	5	First Georgia Banking Co. (Board Member)
W. Thompson Lewis c/o Warren Sewell 126 Hamilton Ave. Bremen, GA 30110 Y.O.B. 1948	Trustee	2006	President, Warren Sewell Clothing Co. (2004-Present) (men's apparel wholesaler); Vice President of Sales, Bowdon Mfg. Co. (1973-2004) (men's apparel wholesaler)	5	None
Roger M. Rossomondo, M.D. Y.O.B. 1943	Trustee	2006	Ophthalmologist / Partner, Carrollton Eye Clinic (1976-Present)	5	None
J. Dennis Sanders Y.O.B. 1955	Trustee	2006	Chief Operations Officer, Judicial Correction Services, Inc. (2000-Present) (court services)	5	None
William C. Schaniel Y.O.B. 1952	Trustee	2006	Professor of Economics, University of West Georgia (1995-Present); Director of International Programs, University of West Georgia (2000-Present)	5	Peach State Credit Union (Board Member; Chair of Investment Committee)

ASTRAL -12-

“Interested” Trustee and Officer

Name, Address and Age[1]	Position Held	Year First Elected a Trustee and/or Officer of the Fund[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John R. Jones* Y.O.B. 1960	Trustee, President, Treasurer, and Chief Compliance Officer	2006	President, Crown Jewel Concepts, LLC (2006-Present) (the Fund's investment adviser); Co-Manager, Dynamic Equity Partners, LLC (2003-2006) (investment advisory firm that managed a hedge fund); President, First Georgia Banking Co. (2003-2005); President, Regions Bank (Carroll County) (1998-2003)	5	None
Kelly A. Sheehan, 5 Concourse Pkwy., Suite 3000 Atlanta, GA 30089 Y.O.B. 1981	Secretary	2006	Administrative assistant with the Adviser since February 2006; student at Kennesaw State prior to joining the Adviser	5	None

1 Unless otherwise specified, the address of each Trustee is c/o Crown Jewel Concepts, LLC, 20550 Maxim Parkway, Orlando, Florida 32833.

2 Trustees and Officers of the Fund serve until their resignation, removal or retirement.

3 This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

* John R. Jones is deemed an “interested person” of the Trust by virtue of his position as President of the Fund’s Adviser.  William R. Haley and John R. Jones are first cousins.

ASTRAL -13-

The Trust’s audit committee consists of Walter D. Duke, William R. Haley and William C. Schaniel.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Funds, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of each Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Funds' independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.

The Trust's nominating committee consists of  E. Ricky Newbern, W. Thompson Lewis and Roger M. Rossomondo.

As of December 29, 2006, the Trustees beneficially owned the following amounts in the Funds:

Name of Trustee or Officer	Dollar Range of Securities the Equity Financial Combustion Fund	Dollar Range of Securities in the Ultra Equity Financial Combustion Fund	Dollar Range of Securities in the Large-Cap Financial Combustion Fund	Dollar Range of Securities in the Mid-Cap Financial Combustion Fund	Dollar Range of Securities in the Small-Cap Financial Combustion Fund	Aggregate Dollar Range of Securities In Trust
William R. Haley	$0	$0	$0	$0	$0	$0
E. Ricky Newbern	$0	$0	$0	$0	$0	$0
William Schaniel	$0	$0	$0	$0	$0	$0
John R. Jones
Walter D. Duke	$0	$0	$0	$0	$0	$0
W. Thompson Lewis	$0	$0	$0	$0	$0	$0
Roger M. Rossomondo, M.D.	$0	$0	$0	$0	$0	$0

The following table describes the compensation to be paid to the Trustees for the Trust’s fiscal period ending December 31, 2007.  The Trust will pay each Trustee who is not an “interested person” $300 for each in-person meeting of the Board of Trustees attended.   Trustees who are deemed "interested persons" of the Trust receive no compensation from the Funds.

Name	Aggregate Compensation from the Equity Financial Combustion Fund	Aggregate Compensation from the Ultra Equity Financial Combustion Fund	Aggregate Compensation from the Large-Cap Financial Combustion Fund	Aggregate Compensation from the Mid-Cap Financial Combustion Fund	Aggregate Compensation from the Small-Cap Financial Combustion Fund	Total Compensation from Trust
William Haley	$240	$240	$240	$240	$240	$1200
E. Ricky Newbern	$240	$240	$240	$240	$240	$1200
William Schaniel	$240	$240	$240	$240	$240	$1200
John R. Jones	$0	$0	$0	$0	$0	$0
Walter D. Duke	$240	$240	$240	$240	$240	$1200
W. Thompson Lewis	$240	$240	$240	$240	$240	$1200
Roger M. Rossomondo, M.D.	$240	$240	$240	$240	$240	$1200

ASTRAL -14-

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940, as amended and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Funds, the Funds and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Funds and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of December 19, 2006, 100% of the outstanding shares of the Funds were owned by the Adviser, Crown Jewel Concepts LLC, 20550 Maxim Parkway, Orlando, Florida 32833.

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of December 19, 2006, all officers and trustees as a group beneficially owned 100% of the outstanding shares of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Crown Jewel Concepts LLC, 20550 Maxim Parkway, Orlando, Florida 32833, as the investment adviser to the Funds.  John R. Jones is the [only member] of the Adviser.

Under the terms of the Management Agreement, the Adviser manages the investment portfolio of each Fund, subject to policies adopted by the Trust’s Board of Trustees.  Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.  The Adviser pays all operating expenses of each Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses.  Extraordinary expenses are defined under applicable accounting rules as those expenses that are unusual in nature and infrequent in occurrence.  For its services and its agreement to pay each Fund’s operating expenses, the Adviser receives an annual investment management fee of 2.95% of the average daily net assets of the Fund for the first 12 months of operation.  After the initial 12 months, each Fund pays a variable performance-based management fee as described in the prospectus.

The Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of a Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

Mr. Jones is the portfolio managers responsible for the day-to-day management of the Funds.  As of December 31, 2006, Mr. Jones also is responsible for the management of the following other types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	none	none	none	none
Other Pooled Investment Vehicles	none	none	none	none
Other Accounts	7	$1,664,000	none	none

ASTRAL -15-

The Adviser has not identified any material conflicts between the Funds and the Adviser, and currently the Adviser manages no other accounts.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds if the Adviser begins to manage other accounts.  The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts.   The Adviser does not anticipate conflicts among the Funds due to the nature of the stocks held by the Funds (widely traded) and the relatively small size of the Funds.  A potential conflict of interest may arise where another account has the same investment objective as one of the Funds, whereby the portfolio manager could favor one account over another.  Further, a potential conflict could include Mr. Jones's knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Funds.  These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.  If Mr. Jones or the Adviser begins managing other accounts, the Adviser will adopt procedures to address the potential conflicts.

Mr. Jones is the owner of the Adviser and therefore is compensated based on the profitability of the Adviser. He receives no other form of compensation, and manages no other accounts.

The following table shows the dollar range of equity securities beneficially owned by Mr. Jones in the Funds as of December 19, 20006.

	Dollar Range of Securities the Equity Financial Combustion Fund	Dollar Range of Securities in the Ultra Equity Financial Combustion Fund	Dollar Range of Securities in the Large-Cap Financial Combustion Fund	Dollar Range of Securities in the Mid-Cap Financial Combustion Fund	Dollar Range of Securities in the Small-Cap Financial Combustion Fund
John R. Jones	$50,001-$100,000	$0	$0	$0	$0

Custodian

U.S. Bank National Association, 425 Walnut Street, Cincinnati, Ohio 45202, serves as the Funds' custodian ("Custodian").  The Custodian acts as each Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund's request and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, acts as the transfer agent ("Transfer Agent") for the Funds.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  MSS receives an annual fee from the Trust of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

In addition, MSS provides each Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant ("Fund Accounting Agent"), MSS receives an annual fee from the Trust based on the average value of each Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.

The Trust will receive a discount ranging from 10-60% depending on the net assets of each Trust until the Trust reaches $11 million in assets.

ASTRAL -16-

Independent Registered Public Accounting Firm

The firm of Sanville & Company, 1514 Old York Road, Abington PA 19001, has been selected as independent registered public accounting firm for the Funds for the fiscal year ending December 31, 2007.  Sanville & Company will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

ASTRAL -17-

OTHER IMPORTANT INFORMATION

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for each Fund’s portfolio decisions and the placing of each Fund's portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for each Fund, taking into account such factors as price  (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell each Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to a Fund.  Although research services and other information are useful to a Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When a Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined  ("blocked") basis.  Blocked transactions can produce better execution for a Fund because of the increased volume of the transaction. If the entire blocked order is not filled, a Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser may adjust the  allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Funds may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Funds.  The Funds currently do not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Transfer Agent, Fund Accounting Agent and Custodian and on an ongoing (although irregular) basis to their auditors, legal counsel and printers.  The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds.   Each is subject to a written confidentiality agreement. The auditors, legal counsel and printers receive portfolio holdings information periodically in conjunction with their services to the Funds.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  The information may be provided to

ASTRAL -18-

auditors within days of the end of an annual period, while the information may be given to legal counsel at any time. and to printers only after 30 days of the end of the period.  The confidentiality agreements with the auditors and legal counsel are verbal and part of their professional obligation.  The Trust does not believe that a confidentiality agreement is necessary for the printers due to the 30-day lag time.  The Fund has no ad hoc arrangements to disclose portfolio holdings.

The Funds and each of the service providers that receive information on an ongoing basis are prohibited from entering into any special or ad hoc arrangements with any person to make available information about each Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of each Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Funds or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing a Fund’s portfolio holdings.  Recipients of non-public information may not trade on that information

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The written agreements with the Funds' Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Funds believe, based upon its size and history, that these are reasonable procedures to protect the confidentiality of each Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.  The Board oversees the Funds' policies on disclosure of portfolio holdings through annual reports from the Funds' chief compliance officer, and more frequent reports on material issues that may arise during the year.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares" in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of a Fund's net asset value, each Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

Each Fund intends to qualify under Subchapter M of the Internal Revenue Code.  Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, a Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of a Fund's income must be derived from dividends, interest and gains from

ASTRAL -19-

securities transactions, and no more than 50% of a Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause a Fund to be considered a personal holding company subject to normal corporate income taxes.  A Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.   Any subsequent dividend distribution of a Fund's earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on "qualifying dividends" to 15% (5% for those in 10% or 15% income tax bracket). A Fund may invest in companies that pay "qualifying dividends."  Investors in the Funds may benefit from the new tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Funds.

Tax Distribution: Each Fund's distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Funds, may be subject to federal income tax payable by shareholders. All income realized by the Funds including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Federal Withholding: The Funds are required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Funds that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds' to the Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of each Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the adviser’s (or sub-adviser’s) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote will be cast.

The Adviser's proxy voting policies are attached as Appendix A.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-800-595-4866.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-800-595-4866. and will be sent within three business days of receipt of a request.

ASTRAL -20-

FINANCIAL STATEMENTS

ASTRAL EQUITY FINANCIAL COMBUSTION FUND

A SERIES OF THE ASTRAL INVESTMENTS TRUST

Statement of Assets and Liabilities

December 19, 2006

ASTRAL -21-

Sanville & Company

              CERTIFIED PUBLIC ACCOUNTANTS

MICHAEL T. BARANOWSKY, CPA JOHN P. TOWNSEND, CPA ROBERT F. SANVILLE, CPA	1514 OLD YORK ROAD ABINGTON, PA 19001 (215) 884-8460 • (215) 884-8686 FAX MEMBERS OF	AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
140 EAST 45TH STREET NEW YORK, NY 10017 (212) 661-3115 • (646) 227-0268 FAX

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees

of the Astral Equity Financial Combustion Fund

A Series of the Astral Investments Trust

We have audited the accompanying statement of assets and liabilities of the Astral Equity Financial Combustion Fund, (“the “Fund”) a series of the Astral Investments Trust (the “Trust”) as of December 19, 2006. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Astral Equity Financial Combustion Fund, a series of the Astral Investments Trust as of December 19, 2006, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

December 20, 2006

Sanville & Company

ASTRAL -22-

ASTRAL EQUITY FINANCIAL COMBUSTION FUND
A SERIES OF THE ASTRAL INVESTMENTS TRUST
Statement of Assets and Liabilities
December 19, 2006
ASSETS
Cash, at custodian bank	$100,000

LIABILITIES	-
Net Assets	$100,000
Net Assets Consist Of:
Shares of beneficial interest, unlimited authorized shares
10,000 shares issued and outstanding	$100,000

Net Assets	$100,000
Net asset value per share (based on shares of beneficial
interest issued and outstanding)	$10.00

ASTRAL -23-

The accompanying notes are an integral part of this financial statement.

ASTRAL EQUITY FINANCIAL COMBUSTION FUND

A SERIES OF THE ASTRAL INVESTMENTS TRUST

Notes to Financial Statement

December 19, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: The Astral Equity Financial Combustion Fund (the “Fund”), is a diversified series of the Astral Investments Trust (the “Trust”), an open-end regulated investment company that was organized as an Ohio business trust on October 5, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series.

The Fund’s investment adviser is Crown Jewel Concepts, LLC (the “Adviser”). The Adviser employs a systematic process to identify companies it believes are moving from ordinary to extra-ordinary, from average returns to above average returns. The Fund will invest primarily in U.S. companies, without regard to capitalization.

The Fund has had no operations to date other than matters relating to its organizational matters and the sale of 10,000 shares of beneficial interest to its shareholder, who is the Fund’s adviser, Crown Jewel Concepts, LLC (the “Adviser”).

Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of the maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

ASTRAL EQUITY FINANCIAL COMBUSTION FUND

A SERIES OF THE ASTRAL INVESTMENTS TRUST

Notes to Financial Statement (Continued)

December 19, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Option writing. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Repurchase agreements. In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines; realization of the collateral by the Fund may be delayed or limited.

Financial futures contracts: The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

ASTRAL EQUITY FINANCIAL COMBUSTION FUND

A SERIES OF THE ASTRAL INVESTMENTS TRUST

Notes to Financial Statement (Continued)

December 19, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2. MANAGEMENT AGREEMENT

The Board has approved a management agreement (the “Management Agreement”) with the Adviser to furnish investment advisory and management services to the Fund. The Fund's advisory fee is comprised of an annual base rate of 2.95% of average daily net assets ("Pivot Fee"), subject to a performance adjustment, in accordance with a rate schedule. The performance adjustment either increases or decreases the advisory fee, depending on how well the Fund has performed relative to the performance of a specific broad-based, unmanaged index over a performance period. The Fund’s index will be the Dow Jones Wilshire 5000 (full cap) Index (the “Index”). The performance period is the most recent 12 month period (rolling 12 month period). The Pivot Fee is accrued daily at the annual rate of 2.95% of the average daily net assets of the Fund during each month, and is payable as of the first business day of the succeeding month.

The advisory fee will be the Pivot Fee (i.e., there will be no performance adjustment) if the Fund’s performance is within positive or negative 2.00% (two percentage points) of the investment record of the Index over the performance period. If the difference between the Fund’s performance and the investment record of the Index exceeds two percentage points, the fee will be adjusted either up or down based upon a performance adjustment rate that varies at a rate of 0.01% for each increment of 0.05% of differential performance over two percentage points. The maximum annualized performance adjustment rate is plus or minus 2.40% (which would result from a performance differential of 14 percentage points or more between the Fund’s performance and the investment record of the Index). The rate calculated is applicable to the last month of the performance period and it is subject to recalculation for the following month. The fund's performance adjustment is calculated each day of the last month of the performance period by multiplying the applicable performance adjustment rate by the Fund’s average daily net assets over the performance period and dividing the result by the number of days in the year.

ASTRAL EQUITY FINANCIAL COMBUSTION FUND

A SERIES OF THE ASTRAL INVESTMENTS TRUST

Notes to Financial Statement (Continued)

December 19, 2006

2. MANAGEMENT AGREEMENT (Continued)

Because the performance adjustment is calculated based on the average daily net assets over a 12 month period, the amount of the performance adjustment may be more or less than if the performance adjustment rate were applied to the average daily net assets over the last month of the period. The Pivot Fee is calculated over the last month of the period, and thus the 2.95% rate for the pivot fee is applied against a different net asset value than that against which the performance adjustment rate is applied. As a result, in periods of declining Fund net assets and negative performance relative to the Index, it is possible that the Adviser might owe the Fund money. In addition, because the performance adjustment rate is based on performance over a 12 month period, it is possible that the performance adjustment may be positive even though the more recent Fund performance is negative relative to the Index. Also, because the determination of the performance adjustment rate is based on a Fund's performance relative to the Index, it is possible that the Adviser will receive a positive performance adjustment even if the Fund has negative performance (it loses money) over the 12 month performance period.

For purposes of comparing the Fund’s performance to the investment record of the Index, the Fund’s performance already reflects any performance adjustments made during the performance period. Thus, when the Fund outperforms the Index, shareholders will receive a total return that represents the full amount of the outperformance. Further, the total return to shareholders will be significant relative to the performance adjustment because the performance adjustment rate will be a small percentage of the overperformance (expressed in percentage points). For example, assuming you hold your investment in the Fund through an entire performance period and the Fund’s performance during the period exceeds the investment record of the relevant index by 14 percentage points or more, your total return over the period (after performance adjustment) will be at least 14 percentage points better than the investment record of the Index, and the performance adjustment rate will be no more than 2.40%.

During the first full 12 calendar months immediately following the effective date of the Trust's registration statement ("Initial Period"), the Adviser shall be entitled to receive only the Pivot Fee. The Adviser will be entitled to receive a Performance Fee only after completion of the Initial Period. The purpose of suspending payment of the Performance Fee during the Initial Period is to establish a performance record for the Fund on which the Performance Fee is later calculated.

3. ORGANIZATIONAL EXPENSES

The Adviser has agreed to absorb all initial organizational expenses of the Fund.

ASTRAL EQUITY FINANCIAL COMBUSTION FUND

A SERIES OF THE ASTRAL INVESTMENTS TRUST

Notes to Financial Statement (Continued)

December 19, 2006

4. CONTROLLING SHAREHOLDER

The Adviser owns 100% of the outstanding shares of beneficial interest of the Fund as of December 19, 2006.

APPENDIX A PROXY VOTING POLICY

Background:  Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy:  The Adviser will vote proxies vote proxies on behalf of its individual clients.    In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.

All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the portfolio manager.

2.

The portfolio manager will generally adhere to the following procedures (subject to limited exception):

(a)

A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

(b)

The portfolio manager will determine which of the Adviser holds the security to which the proxy relates;

(c)

Prior to voting any proxies, the portfolio manager will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below.  If a conflict is identified, the portfolio manager will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(e)

If no material conflict is identified pursuant to these procedures, the portfolio manager will vote the proxy in accordance with the guidelines set forth below.  The portfolio manager will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.

As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its Advisory Clients.  This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2

If a conflict is identified and deemed “material” by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3

With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves.  However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a)

Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)

Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, the Adviser (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to  make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part II of the Adviser's Form ADV and will be updated whenever these policies and procedures are updated.  Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Adviser's proxy voting procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

1.

Copies of these proxy voting policies and procedures, and any amendments thereto;

2.

A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.

A record of each vote that the Adviser casts;

4.

A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.

A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.